                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
          Q&A WITH YOUR PORTFOLIO MANAGERS       5
                         GLOSSARY OF TERMS       7

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS       8
                      FINANCIAL STATEMENTS      13
             NOTES TO FINANCIAL STATEMENTS      18
                DIVIDEND REINVESTMENT PLAN      22

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      23
     FUND OFFICERS AND IMPORTANT ADDRESSES      24

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 -- June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 -- June 30, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VXS
-----------------------------------------------------------------------
Six-month total return based on market price(1)              31.40%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        4.66%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      2.14%
-----------------------------------------------------------------------
Net asset value                                              $35.23
-----------------------------------------------------------------------
Closing common stock price                                 $33.6250
-----------------------------------------------------------------------
Six-month high common stock price (06/22/00)               $34.8750
-----------------------------------------------------------------------
Six-month low common stock price (01/07/00)                $24.8125
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated. During the reporting period the Fund announced that its Board of Trustees approved the Fund's reorganization into the Van Kampen Harbor Fund, an open-end investment company. This announcement corresponded with an increase in the market price per share of the Fund, on or about the day of the announcement.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN CONVERTIBLE SECURITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY CHRISTINE DRUSCH, SENIOR PORTFOLIO MANAGER, WHO HAS BEEN THE FUND'S LEAD MANAGER SINCE FEBRUARY 1998 (ASSOCIATE MANAGER SINCE 1991) AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. SHE IS JOINED BY DAVID MCLAUGHLIN, PORTFOLIO MANAGER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM?

A   From the first quarter to the
second quarter of 2000, two different markets emerged, especially with regard to technology stocks' performance. Technology stocks led the performance of the broad market in the first quarter. However, the broad market encountered turbulence in the second quarter when investors began to worry about these stocks' high valuations and the effects of continued interest-rate increases on U.S. corporate earnings.

    The convertible securities market, sensitive to the movements of the stock market, also declined, as some of the highest-growth names fell in the second quarter. However, the technology sector was still the top contributor to the fund's performance, and, as a result, the fund returned 4.66 percent at net asset value and 31.40 percent at market price for the six-month period ended June 30, 2000. The fund's return reflects the increase in market price per share on the New York Stock Exchange from $25.875 on December 31, 1999, to $33.625 on June 30, 2000, with dividends totaling $0.360 per share. (On May 10, 2000, the fund announced that its Board of Trustees had approved the fund's merger with the Van Kampen Harbor Fund, an open-end investment company.) Of course, past performance is no guarantee of future results and as a result of recent market activity, current performance may vary from figures shown. Please refer to the chart on page 4 for additional fund performance results.

Q   WHAT WAS YOUR STRATEGY FOR
    MANAGING THE FUND IN THIS ENVIRONMENT?

A   The fund had heavy exposure to
technology during the reporting period. When we did reduce some of the fund's technology holdings, it was in response to negative changes in the specific companies rather than to the overall market conditions.

    We also liked the health-care, energy, and communication-services sectors. Energy was a strong performer in the first quarter, and health care surged in the second quarter. Communication services was also a strong sector as competition among telecommunications companies continued to grow.

Q   WHAT SECURITIES PERFORMED WELL?

A   Telecommunications securities
were among the strongest contributors to the fund's performance during the reporting period. The fund's largest holding, Comverse Technologies, was also its top performer. Comverse provides the technology that phone companies need to offer advanced services such as voicemail, one-touch call back, and message groups, and it is the top provider of these services. Oak Industries, a subsidiary of fiber-optics manufacturer Corning, and Amdocs, a telecommunications billing-services provider, also performed well in light of the expanding demand for telecommunications.

    Semiconductor securities LSI Logic and STMicroelectronics also helped the fund's overall performance. These companies manufacture microchips for computers and communications networks.

    Keep in mind that not all securities in the portfolio performed favorably, and there is no guarantee that any of these securities will perform well or will be held by the fund in the future.

Q   WHAT SECURITIES
    WERE DISAPPOINTMENTS?

A   Qualcomm, the best performer of
1999 not only for the fund but also for the U.S. stock market, became one of the fund's poorest performers in the first half of 2000. We eliminated this holding from the portfolio as it no longer fit our objectives of capital appreciation, current income and preservation of capital. Many investors also sold the stock upon hearing the June announcement that China was no longer considering Qualcomm's code-division multiple access technology for use in cellular phones.

    Retail was also a troublesome area for the fund. In particular, Home Depot, Costco, and Ann Taylor were poor performers. In a rising interest-rate environment, consumer spending tends to slow, and these companies suffered as a result of investors' expectations of diminishing demand. Consequently, we eliminated these stocks from the fund's portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND IN THE COMING MONTHS?

A   We believe the Federal Reserve
Board has done a good job of moderating the economy so far, and we hope it will succeed in slowing the economy without causing a recession. At the same time, we expect to see strong growth potential in the technology, telecommunications, and health-care sectors. In our opinion, as technology advances, it will continue to make both the economy and businesses more efficient, providing investment opportunities in all businesses--not just technology companies.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PORTFOLIO: A collection of securities owned by an individual or an institution that may include stocks, bonds, and/or money-market securities.

RECESSION: A period of zero or negative economic growth and high unemployment.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          CONVERTIBLE DEBT  66.7%
          CONSUMER DISTRIBUTION  1.3%
$  969    eToys, Inc., 144A--Private Placement (a)..... 6.250%   12/01/04   $   411,825
 1,140    Magna International, Inc. ................... 4.875    02/15/05     1,032,920
                                                                            -----------
                                                                              1,444,745
                                                                            -----------
          CONSUMER NON-DURABLES  2.0%
   850    Loews Corp. ................................. 3.125    09/15/07       711,875
 1,248    Swiss Life Finance Co. ...................... 2.000    05/20/05     1,248,000
   252    Swiss Life Finance Co., 144A--Private
          Placement (a)................................ 2.000    05/20/05       252,000
                                                                            -----------
                                                                              2,211,875
                                                                            -----------
          CONSUMER SERVICES  2.9%
 1,130    EchoStar Communications Corp., 144A--Private
          Placement (a)................................ 4.875    01/01/07     1,083,263
   675    Interpublic Group of Companies, Inc. ........ 1.870    06/01/06       655,911
   470    Interpublic Group of Companies, Inc.,
          144A--Private Placement (a).................. 1.870    06/01/06       454,725
   300    Omnicom Group, Inc. ......................... 2.250    01/06/13       554,946
   200    Omnicom Group, Inc. ......................... 4.250    01/03/07       566,476
                                                                            -----------
                                                                              3,315,321
                                                                            -----------
          ENERGY  2.5%
   830    Anadarko Petroleum Corp. ....................   *      03/07/20       544,140
   698    Devon Energy Corp. .......................... 4.950    08/15/08       671,825
   352    Kerr-McGee Corp. ............................ 5.250    02/15/10       404,951
   757    Kerr-McGee Corp. ............................ 7.500    05/15/14       723,881
   867    Transocean Sedco Forex, Inc. ................   *      05/24/20       526,494
                                                                            -----------
                                                                              2,871,291
                                                                            -----------
          FINANCE  0.4%
   531    Pinnacle Holdings, Inc., 144A--Private
          Placement (a)................................ 5.500    09/15/07       469,075
                                                                            -----------

          HEALTHCARE  6.6%
   434    Affymetrix, Inc., 144A--Private Placement
          (a).......................................... 4.750    02/15/07       338,316
   428    Alpharma, Inc., 144A--Private Placement
          (a).......................................... 3.000    06/01/06       822,830
   662    COR Theraputics, Inc., 144A--Private
          Placement (a)................................ 5.000    03/01/07       884,598

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          HEALTHCARE (CONTINUED)
~$ 327    Inhale Therapeutic Systems, Inc.,
          144A--Private Placement (a).................. 5.000%   02/08/07   $   467,724
   492    Invitrogen Corp., 144A--Private Placement
          (a).......................................... 5.500    03/01/07       514,224
 2,122    IVAX Corp., 144A--Private Placement (a)...... 5.500    05/15/07     2,777,104
   632    Millennium Pharmaceuticals, Inc.,
          144A--Private Placement (a).................. 5.500    01/15/07       946,186
   526    Roche Holdings, Inc., LYON, 144A--Private
          Placement (a)................................   *      01/19/15       471,428
   715    Universal Health Services, Inc.,
          144A--Private Placement (a).................. 0.426    06/23/20       340,933
                                                                            -----------
                                                                              7,563,343
                                                                            -----------

          PRODUCER MANUFACTURING  2.0%
   898    Advanced Energy Industries, Inc. ............ 5.250    11/15/06     1,206,687
   755    Kulicke & Soffa Industries, Inc.,
          144A--Private Placement (a).................. 4.750    12/15/06     1,097,710
                                                                            -----------
                                                                              2,304,397
                                                                            -----------
          TECHNOLOGY  46.1%
 2,019    America Online, Inc. ........................   *      12/06/19     1,025,914
   147    America Online, Inc. ........................ 4.000    11/15/02     1,190,863
   935    American Tower Corp., 144A--Private Placement
          (a).......................................... 5.000    02/15/10       957,879
   908    Amkor Technology, Inc., 144A--Private
          Placement (a)................................ 5.000    03/15/07       836,123
 1,000    ASM Lithography Holding NV (Netherlands),
          144A--Private Placement (a).................. 4.250    11/30/04     1,355,630
   105    BEA Systems, Inc. ........................... 4.000    06/15/05       780,544
   706    BEA Systems, Inc., 144A--Private Placement
          (a).......................................... 4.000    12/15/06     1,114,965
 1,775    Comverse Technology, Inc., 144A--Private
          Placement (a)................................ 4.500    07/01/05     7,650,250
   743    CoreComm Ltd., 144A--Private Placement (a)... 6.000    10/01/06       709,565
   678    Critical Path, Inc., 144A--Private Placement
          (a).......................................... 5.750    04/01/05       567,405
   630    Cypress Semiconductor Corp. ................. 4.000    02/01/05       733,950
   760    Cypress Semiconductor Corp. ................. 6.000    10/01/02     1,350,900
   935    DSC Communications Corp. .................... 7.000    08/01/04     1,068,237
 1,960    Hewlett-Packard Co., LYON....................   *      10/14/17     1,852,200
   476    i2 Technologies, Inc., 144A--Private
          Placement (a)................................ 5.250    12/15/06       728,875
 1,026    Juniper Networks, Inc. ...................... 4.750    03/15/07     1,122,187
 1,040    Lam Research Corp. .......................... 5.000    09/01/02     1,413,100

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          TECHNOLOGY (CONTINUED)
$  318    Lattice Semiconductor Corp., 144A--Private
          Placement (a)................................ 4.750%   11/01/06   $   572,400
 1,087    Level 3 Communications, Inc. ................ 6.000    03/15/10     1,000,149
 1,300    LSI Logic Corp., 144A--Private Placement
          (a).......................................... 4.250    03/15/04     4,567,875
   695    Nextel Communications, Inc., 144A--Private
          Placement (a)................................ 4.750    07/01/07     1,836,538
   790    Oak Industries, Inc. ........................ 4.875    03/01/08     4,585,950
 1,091    Primus Telecommunications Group, Inc.,
          144A--Private Placement (a).................. 5.750    02/15/07       762,336
   470    Rational Software Corp., 144A--Private
          Placement (a)................................ 5.000    02/01/07       700,888
   815    Sanmina Corp. ............................... 4.250    05/01/04     1,653,537
   203    Sanmina Corp., 144A--Private Placement (a)... 4.250    05/01/04       406,000
   769    SCI Systems, Inc. ........................... 3.000    03/15/07       755,865
   140    Siebel Systems, Inc. ........................ 5.500    09/15/06       502,775
   800    Siebel Systems, Inc., 144A--Private Placement
          (a).......................................... 5.500    09/15/06     2,868,000
 1,556    STMicroelectronics NV (Netherlands), LYON....   *      09/22/09     2,686,979
   623    TriQuint Semiconductor, Inc., 144A--Private
          Placement (a)................................ 4.000    03/01/07       581,415
 1,059    VERITAS Software Corp. ...................... 1.856    08/13/06     3,443,730
 1,388    Vitesse Semiconductor Corp., 144A--Private
          Placement (a)................................ 4.000    03/15/05     1,269,035
                                                                            -----------
                                                                             52,652,059
                                                                            -----------
          UTILITIES  2.9%
   700    NTL, Inc., 144A--Private Placement (a)....... 7.000    12/15/08     1,123,500
 1,600    Telefonos de Mexico SA (Mexico).............. 4.250    06/15/04     2,146,000
                                                                            -----------
                                                                              3,269,500
                                                                            -----------
TOTAL CONVERTIBLE DEBT  66.7%............................................    76,101,606
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
PREFERRED STOCK  15.0%
CONSUMER SERVICES  0.2%
Cendant Corp., PRIDES, 6.75%................................  32,500   $    274,219
                                                                       ------------

ENERGY  5.3%
Apache Corp., ACES, 6.50%...................................  39,400      2,038,950
El Paso Energy Capital Trust I, 4.75%.......................  17,500      1,126,563
Kerr-McGee Corp., 5.50%.....................................  15,800        786,050
Pogo Trust I, QUIPS, 6.50%..................................   9,400        507,600
Tosco Financing Trust, 5.75%................................  20,800      1,011,400
Valero Energy Corp., PEPS, 7.75%............................  21,400        569,775
                                                                       ------------
                                                                          6,040,338
                                                                       ------------
HEALTHCARE  0.9%
Biovail Corp., 6.75%........................................  18,200        985,075
                                                                       ------------

TECHNOLOGY  4.6%
Amdocs Ltd., TRACES, 6.75%..................................  31,500      1,988,437
Intermedia Communications, Inc., Ser E, 7.00%...............  11,000        302,500
McLeodUSA, Inc., Ser A, 6.75%...............................   2,550      1,530,319
Nextlink Communications, Inc., 6.50%, 144A--Private
  Placement (a).............................................   1,400        250,528
Titan Capital Trust, 5.75%, 144A--Private Placement (a).....  21,900      1,199,025
                                                                       ------------
                                                                          5,270,809
                                                                       ------------
UTILITIES  4.0%
Calpine Capital Trust, TIDES, 5.75%.........................  17,400      2,081,475
Calpine Capital Trust II, TIDES, 5.50%, 144A--Private
Placement (a)...............................................  18,400      1,329,400
Omnipoint Corp., 7.00%, 144A--Private Placement (a).........   7,000      1,193,500
                                                                       ------------
                                                                          4,604,375
                                                                       ------------
TOTAL PREFERRED STOCK...............................................     17,174,816
                                                                       ------------

COMMON STOCKS  15.8%
ENERGY  3.9%
Baker Hughes, Inc. .........................................  33,500      1,072,000
Dynegy, Inc., Class A.......................................   9,900        676,294
Enron Corp..................................................  29,900      1,928,550
Grant Prideco, Inc. (b).....................................  11,500        287,500
Weatherford International, Inc. (b).........................  11,500        457,844
                                                                       ------------
                                                                          4,422,188
                                                                       ------------
FINANCE  3.8%
American Express Co. .......................................  12,600        656,775
Citigroup, Inc. ............................................  19,500      1,174,875
Lehman Brothers Holdings, Inc. .............................  19,700      1,862,881
Starwood Hotels & Resorts Worldwide, Inc., Class B..........  20,000        651,250
                                                                       ------------
                                                                          4,345,781
                                                                       ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
HEALTHCARE 1.5%
Genetech, Inc. (b)..........................................  10,300   $  1,771,600
                                                                       ------------

TECHNOLOGY  6.6%
Applied Materials, Inc. (b).................................  10,000        906,250
EMC Corp. (b)...............................................  35,312      2,716,817
Lam Research Corp. (b)......................................  24,000        900,000
Micron Technology, Inc. ....................................  13,000      1,144,813
RF Micro Devices, Inc. (b)..................................   4,900        429,362
SCI Systems, Inc. (b).......................................   6,412        251,270
Texas Instruments, Inc. ....................................  16,800      1,153,950
                                                                       ------------
                                                                          7,502,462
                                                                       ------------
TOTAL COMMON STOCKS  15.8%..........................................     18,042,031
                                                                       ------------

TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $77,969,252)................................................    111,318,453
REPURCHASE AGREEMENT  2.1%
BA Securities ($2,431,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/00, to be sold on 07/03/00 at $2,432,388)
  (Cost $2,431,000).................................................      2,431,000
                                                                       ------------
TOTAL INVESTMENTS  99.6%
  (Cost $80,400,252)................................................    113,749,453
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%.........................        447,613
                                                                       ------------

NET ASSETS  100.0%..................................................   $114,197,066
                                                                       ============

 * Zero coupon bond

(a) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Non-income producing security as this security currently does not declare dividends.

ACES--Automatically convertible equity securities
LYON--Liquid yield option note
PEPS--Premium equity participating security
PRIDES--Preferred redeemable interest dividend equity security, traded in shares
QUIPS--Quarterly income preferred securities
TIDES--Term income deferrable equity securities
TRACES--Trust automatic common exchange securities
                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $80,400,252)........................  $113,749,453
Receivables:
  Interest..................................................       519,364
  Dividends.................................................         3,450
Other.......................................................        21,609
                                                              ------------
    Total Assets............................................   114,293,876
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        45,278
  Affiliates................................................           959
  Custodian Bank............................................           215
Trustees' Deferred Compensation and Retirement Plans........        33,507
Accrued Expenses............................................        16,851
                                                              ------------
    Total Liabilities.......................................        96,810
                                                              ------------
NET ASSETS..................................................  $114,197,066
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 12,500,000 shares
  authorized, 3,251,324 shares issued, of which 9,500 are
  held in treasury and 3,241,824 are outstanding)...........  $  3,241,824
Paid in Surplus.............................................    68,036,694
Net Unrealized Appreciation.................................    33,349,201
Accumulated Net Realized Gain...............................     9,209,651
Accumulated Undistributed Net Investment Income.............       359,696
                                                              ------------
NET ASSETS..................................................  $114,197,066
                                                              ============
NET ASSET VALUE PER SHARE ($114,197,066 divided by 3,241,824
  shares outstanding).......................................  $      35.23
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 1,111,191
Dividends...................................................      451,736
                                                              -----------
    Total Income............................................    1,562,927
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      288,110
Shareholder Reports.........................................       21,442
Trustees' Fees and Related Expenses.........................       19,216
Custody.....................................................       12,166
Legal.......................................................          912
Other.......................................................       50,988
                                                              -----------
    Total Expenses..........................................      392,834
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,170,093
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $10,250,286
  Futures...................................................     (292,123)
                                                              -----------
Net Realized Gain...........................................    9,958,163
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   39,307,011
  End of the Period:
    Investments.............................................   33,349,201
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,957,810)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 4,000,353
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 5,170,446
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2000, and the Year Ended December 31, 1999 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2000      DECEMBER 31, 1999
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  1,170,093        $  2,609,212
Net Realized Gain.................................      9,958,163           2,434,961
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (5,957,810)         33,080,192
                                                     ------------        ------------
Change in Net Assets from Operations..............      5,170,446          38,124,365
                                                     ------------        ------------

Distributions from Net Investment Income..........     (1,169,642)         (2,724,759)
Distributions from Net Realized Gain..............            -0-          (2,579,925)
                                                     ------------        ------------
Total Distributions...............................     (1,169,642)         (5,304,684)
                                                     ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................      4,000,804          32,819,681
NET ASSETS:
Beginning of the Period...........................    110,196,262          77,376,581
                                                     ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $359,696
  and $359,245, respectively).....................   $114,197,066        $110,196,262
                                                     ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                        SIX MONTHS ENDED    -----------------------------
                                         JUNE 30, 2000       1999       1998       1997
                                        -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................        $33.992         $23.868    $24.265    $24.451
                                            -------         -------    -------    -------
  Net Investment Income.............           .360            .804       .896      1.006
  Net Realized and Unrealized Gain/
    Loss............................          1.234          10.954       .530      3.014
                                            -------         -------    -------    -------
Total from Investment Operations....          1.594          11.758      1.426      4.020
                                            -------         -------    -------    -------
Less:
  Distributions from and in Excess
    of Net Investment Income........           .360            .840       .880      1.179
  Distributions from and in Excess
    of Net Realized Gain............            -0-            .794       .943      3.027
                                            -------         -------    -------    -------
Total Distributions.................           .360           1.634      1.823      4.206
                                            -------         -------    -------    -------
NET ASSET VALUE, END OF
  THE PERIOD........................        $35.226         $33.992    $23.868    $24.265
                                            =======         =======    =======    =======

Market Price Per Share at End of the
  Period............................        $33.625         $25.875    $19.875    $21.125
Total Investment Return at Market
  Price (a).........................        31.40%*          39.22%      2.05%     19.48%
Total Return at Net Asset Value
  (b)...............................         4.66%*          50.19%      5.90%     18.57%
Net Assets at End of the Period (In
  millions).........................        $ 114.2         $ 110.2    $  77.4    $  78.7
Ratio of Expenses to Average Net
  Assets............................           .68%            .76%       .83%       .76%
Ratio of Net Investment Income to
  Average Net Assets................          2.03%           3.03%      3.75%      3.86%
Portfolio Turnover..................           45%*            107%       157%       181%

 *  Non-Annualized

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

YEAR ENDED DECEMBER 31
--------------------------------------------------------------
      1996      1995      1994      1993      1992      1991
--------------------------------------------------------------
     $ 24.41   $ 21.62   $ 24.88   $ 23.64   $ 22.23   $ 19.41
     -------   -------   -------   -------   -------   -------
        .968      1.14      1.09      1.15     1.175      1.32
       1.768    3.5325     (2.56)     2.01     1.415      2.90
     -------   -------   -------   -------   -------   -------
       2.736    4.6725     (1.47)     3.16      2.59      4.22
     -------   -------   -------   -------   -------   -------
       1.005      1.15      1.10      1.12      1.18      1.40
       1.690     .7325       .69       .80       -0-       -0-
     -------   -------   -------   -------   -------   -------
       2.695    1.8825      1.79      1.92      1.18      1.40
     -------   -------   -------   -------   -------   -------
     $24.451   $ 24.41   $ 21.62   $ 24.88   $ 23.64   $ 22.23
     =======   =======   =======   =======   =======   =======

     $21.125   $21.375   $18.125   $22.375   $20.375   $19.250
      11.67%    28.88%   -11.71%    19.43%    12.31%    24.68%
      11.51%    23.42%    -5.29%    14.50%    12.84%    23.32%
     $  79.3   $  79.1   $  70.1   $  80.7   $  76.6   $  72.1
        .88%      .80%      .82%      .87%      .88%      .89%
       3.88%     4.82%     4.70%     4.60%     5.28%     6.41%
        140%      127%      111%      128%       87%      168%

See Notes to Financial Statements

NOTES TO

FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Convertible Securities Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income, capital appreciation and conservation of capital through investment in a portfolio consisting mainly of convertible bonds and preferred stocks.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments and preferred stocks are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 52% of the investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

until payment is made. At June 30, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $80,400,252, the aggregate gross unrealized appreciation is $35,995,279 and the aggregate gross unrealized depreciation is $2,646,078, resulting in net unrealized appreciation on long- and short-term investments of $33,349,201.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $150 million..........................................   .50 of 1%
Next $100 million...........................................   .45 of 1%
Next $100 million...........................................   .40 of 1%
Over $350 million...........................................   .35 of 1%

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $4,900, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $56,266,587 and $49,254,211, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $250,000, for the six months ended June 30, 2000, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 1999............................      13
Futures Opened..............................................     -0-
Futures Closed..............................................     (13)
                                                                 ---
Outstanding at June 30, 2000................................     -0-
                                                                 ===

DIVIDEND REINVESTMENT PLAN

    The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price, including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to State Street Bank and Trust Company ("State Street"), which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If State Street cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw form the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:
                                  EquiServe LP
                                 P.O. Box 8200
                             Boston, MA 02266-8200
                                  800-341-2929

    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CONVERTIBLE SECURITIES FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III*- Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
STATE STREET BANK AND TRUST CO.
222 Franklin Street
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT
EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 FOR FEDERAL INCOME TAX PURPOSES, THE FOLLOWING INFORMATION IS FURNISHED WITH RESPECT TO DISTRIBUTIONS PAID BY THE FUND DURING ITS TAXABLE YEAR ENDED AUGUST 18, 2000. THE FUND DESIGNATED AND PAID $12,277,722 AS A 20% RATE GAIN DISTRIBUTION. THE DISTRIBUTIONS WILL BE INCLUDED ON 2000'S FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY OF 2001.

 INQUIRIES ABOUT AN INVESTOR'S ACCOUNT SHOULD BE REFERRED TO THE FUND'S TRANSFER
                                     AGENT:
                                  EQUISERVE LP
                                  P.O. BOX 8200
                        BOSTON, MASSACHUSETTS 02266-8200
                            TELEPHONE: (800) 821-1238
   ALASKA, CALIFORNIA AND HAWAII CALL COLLECT: (713) 893-0500 EXTENSION: 2223

(1)
Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Fund's independent auditors.

Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, IL 60606, ceased being the Fund's independent auditors effective May 12, 2000.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

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